MASSMUTUAL SELECT FUNDS

MassMutual Select Mid-Cap Value Fund

Supplement dated April 25, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information supplements similar information for the MassMutual Select Mid-Cap Value Fund under the heading Portfolio Managers (page 66 of the Prospectus) in the section titled Management:

Aman Patel, CFA is a Partner at Systematic and a Portfolio Manager of Systematic’s Small/Mid Cap Value and Mid Cap Value Portfolios. He has managed the Fund since April 2018.

Effective immediately, the following information supplements the information found on pages 134-135 of the Prospectus for Systematic Financial Management, L.P. (“Systematic”) related to the MassMutual Select Mid-Cap Value Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Aman Patel, CFA

is a portfolio manager for a portion of the Mid-Cap Value Fund. Mr. Patel has been involved with the portfolio management of Systematic’s Small/Mid Cap Value and Mid Cap Value portfolios since 2009. Mr. Patel joined Systematic in 2002 as an equity research analyst initially covering basic materials, energy and utilities. Prior to joining Systematic, Mr. Patel was a sell-side research analyst at UBS and Prudential Securities. Mr. Patel became a Partner at Systematic in 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-18-05

MCV-18-02

MASSMUTUAL SELECT FUNDS

Supplement dated April 25, 2018 to the

Statement of Additional Information dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective immediately, the following information supplements similar information for Systematic Financial Management, L.P. related to the MassMutual Select Mid-Cap Value Fund found on page B-337 under the heading Other Accounts Managed in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock, D. Kevin McCreesh, and Aman Patel

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Aman Patel
Registered investment companies**	3	$867 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	43	$1.178 billion	1	$75 million

*	The information provided is as of March 31, 2018
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of March 31, 2018, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Effective immediately, the following information replaces similar information for Systematic Financial Management, L.P. related to the MassMutual Select Mid-Cap Value Fund found on page B-338 under the heading Other Accounts Managed in the section titled Appendix C—Additional Portfolio Manager Information:

Compensation:

The discussion below describes the portfolio managers’ compensation as of March 31, 2018.

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio managers Ronald Mushock, D. Kevin McCreesh and Aman Patel, whom are Partners of Systematic, consist of a base salary, a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic and may also include a subjective annual bonus tied to their individual contributions to the firm’s overall investment success as well as the success of the overall firm. The compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of

Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided it the benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that receive by other Systematic employees.

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SAI B3001M-18-03